UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-2454
Oppenheimer Money Market Fund, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 7/29/2011

Item 1. Reports to Stockholders.

July 31, 2011

Oppenheimer

Money Market Fund, Inc.

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Portfolio Allocation

Short-Term Notes	43.8%
Certificates of Deposit	27.2
Direct Bank Obligations	23.4
U.S. Government Obligations	5.6
Portfolio holdings and allocations are subject to change. Percentages are as of July 29, 2011, and are based on the total market value of investments.
5 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Fund’s investment strategy, allocations, and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
6 | OPPENHEIMER MONEY MARKET FUND, INC.

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 29, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7 | OPPENHEIMER MONEY MARKET FUND, INC.

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2011	July 29, 2011	July 29, 2011

Actual
Class A	$1,000.00	$1,000.10	$1.47
Class Y	1,000.00	1,000.10	1.37

Hypothetical (5% return before expenses)
Class A	1,000.00	1,023.05	1.49
Class Y	1,000.00	1,023.15	1.39
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 29, 2011 are as follows:

Class	Expense Ratios

Class A	0.30%
Class Y	0.28
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
8 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS July 29, 2011*

	Maturity	Final Legal	Principal
	Date**	Maturity Date***	Amount	Value

Certificates of Deposit—26.8%
Yankee Certificates of Deposit—26.8%
Bank of Montreal, Chicago, 0.05%	8/1/11	8/1/11	$9,500,000	$9,500,000
Bank of Nova Scotia, Houston TX:
0.18%	8/25/11	8/25/11	27,000,000	27,000,000
0.19%	8/29/11	8/29/11	25,300,000	25,300,000
0.20%	8/5/11	8/5/11	20,500,000	20,500,000
BNP Paribas, New York, 0.44%[1]	8/15/11	8/15/11	15,600,000	15,600,000
Credit Suisse, New York Branch, 0.22%	10/21/11	10/21/11	28,500,000	28,500,000
National Australia Bank, New York:
0.20%	9/22/11	9/22/11	35,500,000	35,500,000
0.20%	10/6/11	10/6/11	14,100,000	14,100,000
0.22%	10/27/11	10/27/11	35,400,000	35,400,000
0.22%	10/28/11	10/28/11	11,200,000	11,200,000
Rabobank Nederland NV, New York:
0.26%[1]	8/16/11	5/16/12	34,000,000	34,000,000
0.30%	1/17/12	1/17/12	30,000,000	30,000,000
0.33%	1/23/12	1/23/12	15,500,000	15,500,000
Royal Bank of Canada, New York:
0.29%[1]	8/1/11	11/10/11	19,500,000	19,500,000
0.31%[1]	8/1/11	8/16/11	70,000,000	70,000,000
Skandinaviska Enskilda Bank, New York, 0.23%	8/12/11	8/12/11	30,000,000	30,000,000
Svenska Handelsbanken, New York, 0.22%	10/27/11	10/27/11	5,500,000	5,500,000
Toronto Dominion Bank, New York, 0.27%[1]	8/12/11	1/12/12	24,000,000	24,000,000
UBS AG, Stamford CT, 0.19%	9/29/11	9/29/11	58,600,000	58,600,000
Westpac Banking Corp., New York, 0.22%	11/4/11	11/4/11	39,500,000	39,500,000

Total Certificates of Deposit (Cost $549,200,000)				549,200,000

Direct Bank Obligations—23.2%
Bank of Nova Scotia, 0.18%	9/1/11	9/1/11	19,300,000	19,297,009
Barclays US Funding LLC, 0.12%	8/1/11	8/1/11	72,300,000	72,300,000
Credit Suisse, New York Branch, 0.22%	10/18/11	10/18/11	27,550,000	27,536,868
ING (US) Funding LLC:
0.10%	8/1/11	8/1/11	23,700,000	23,700,000
0.16%	8/8/11	8/8/11	29,000,000	28,999,098
Nordea North America, Inc.:
0.20%	9/8/11	9/8/11	41,100,000	41,091,540
0.25%	11/21/11	11/21/11	46,700,000	46,663,678
Skandinaviska Enskilda Banken AB:
0.24%[2]	9/1/11	9/1/11	17,400,000	17,396,479
0.31%[2]	11/18/11	11/18/11	20,000,000	19,981,228
Svenska Handelsbanken, Inc.:
0.20%[2]	10/11/11	10/11/11	35,000,000	34,986,194
0.22%[2]	10/17/11	10/17/11	33,400,000	33,384,574
0.23%[2]	8/15/11	8/15/11	22,500,000	22,497,988
9 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Maturity	Final Legal	Principal
	Date**	Maturity Date***	Amount	Value

Direct Bank Obligations Continued
Swedbank AB:
0.21%	9/7/11	9/7/11	$7,500,000	$7,498,420
0.23%	8/12/11	8/12/11	24,200,000	24,198,299
0.23%	8/15/11	8/15/11	11,800,000	11,798,945
0.24%	8/4/11	8/4/11	20,000,000	19,999,600
Westpac Banking Corp.:
0.23%[2]	11/8/11	11/8/11	17,000,000	16,989,248
0.30%[2]	1/9/12	1/9/12	6,000,000	5,991,950

Total Direct Bank Obligations (Cost $474,311,118)				474,311,118

Short-Term Notes—43.2%
Diversified Financial Services—2.8%
General Electric Capital Corp.:
0.19%	10/12/11	10/12/11	7,700,000	7,697,074
0.19%	10/13/11	10/13/11	37,900,000	37,885,398
General Electric Capital Services, 0.20%	10/7/11	10/7/11	11,000,000	10,995,906

				56,578,378

Leasing & Factoring—5.5%
American Honda Finance Corp., 0.35%[1]	9/29/11	6/29/12	18,000,000	18,000,000
Toyota Motor Credit Corp.:
0.30%	8/3/11	8/3/11	30,100,000	30,099,498
0.30%	8/4/11	8/4/11	42,500,000	42,498,934
0.30%	8/5/11	8/5/11	8,580,000	8,579,714
0.30%	8/12/11	8/12/11	13,500,000	13,498,763

				112,676,909

Municipal—11.0%
Alamogordo, NM Hospital Improvement Refunding Bonds, Gerald Champion Medical Center, Series 2007B, 0.14%[1]	8/7/11	8/7/11	2,200,000	2,200,000
B&D Association LLP/Eye Association of Boca Raton Bonds, B&D Assn. Project, Series 2005, 0.23%[1]	8/7/11	8/7/11	2,455,000	2,455,000
Bremerton, WA Revenue Bonds, Kitsap Regional Conference Center, Series 2003, 0.34%[1]	8/7/11	8/7/11	5,005,000	5,005,000
CA Pollution Control Finance Authority Solid Waste Disposal Revenue Bonds, EDCO Disposal Corp., Series 2004A, 0.10%[1]	8/7/11	8/7/11	7,180,000	7,180,000
CA Pollution Control Finance Authority Solid Waste Disposal Revenue Bonds, EDCO Disposal Corp., Series 2007A, 0.10%[1]	8/7/11	8/7/11	19,635,000	19,635,000
CA Pollution Control Finance Authority Solid Waste Disposal Revenue Bonds, George Borba & Son Dairy Project, 0.12%[1]	8/7/11	8/7/11	3,800,000	3,800,000
10 | OPPENHEIMER MONEY MARKET FUND, INC.

	Maturity	Final Legal	Principal
	Date**	Maturity Date***	Amount	Value

Municipal Continued
Capital One Funding Corp. Nts., Series 1996E, 0.18%[1]	8/7/11	8/7/11	$3,404,000	$3,404,000
Capital One Funding Corp. Nts., Series 2000D, 0.18%[1]	8/7/11	8/7/11	4,769,000	4,769,000
Catawba Cnty., NC Bonds, Catawba Valley Medical Center Project, Series 2009, 0.21%[1]	8/7/11	8/7/11	5,400,000	5,400,000
Columbus, GA Development Authority Industrial Development Revenue Bonds, Litho-Krome Co. Project, Series 2002, 0.26%[1]	8/7/11	8/7/11	3,525,000	3,525,000
Covington, TN Industrial Development Board Bonds, Charms Co. Project, Series 1992, 0.15%[1]	8/7/11	8/7/11	2,500,000	2,500,000
Dearborn Cnty., IN Bonds, Dearborn Cnty. Hospital Project, Series 06, 0.13%[1]	8/7/11	8/7/11	21,650,000	21,650,000
District of Columbia Bonds, The Pew Charitable Trust Issue, Series 2008B, 0.13%[1]	8/7/11	8/7/11	2,640,000	2,640,000
Franklin, WI Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin Project, Series 07A, 0.13%[1]	8/7/11	8/7/11	4,500,000	4,500,000
Fredericksburg, VA Economic Development Authority Bonds, Eagle Village I, Series 2009B, 0.13%[1]	8/7/11	8/7/11	10,000,000	10,000,000
Fulton Cnty., GA Development Authority Bonds, Maxon Atlantic Station LLC Project, Series 05, 0.20%[1]	8/7/11	8/7/11	2,950,000	2,950,000
GA Ports Authority Revenue Bonds, Garden City Terminal Project, Series 2007, 0.09%[1]	8/7/11	8/7/11	4,530,000	4,530,000
Gulf Coast Waste Disposal Authority, TX Bonds, Republic Waste Services of Texas Ltd., Series 2001, 0.19%[1]	8/7/11	8/7/11	3,500,000	3,500,000
IL Finance Authority Revenue Bonds, Provena Health, Series 2009C, 0.13%[1]	8/7/11	8/7/11	4,700,000	4,700,000
Las Cruces, NM Industrial Revenue Bonds, F&A Dairy Products, Inc. Project, Series 2008, 0.18%[1]	8/7/11	8/7/11	5,500,000	5,500,000
MA Health & Educational Facilities Authority Bonds, Northeast Hospital Corp., Series 2006I, 0.12%[1]	8/7/11	8/7/11	4,400,000	4,400,000
Mansfield Industrial Development Corp., Pier[1] Imports, Inc. Texas Project, Series 1986, 0.09%[1]	8/7/11	8/7/11	8,300,000	8,300,000
MO Development Finance Board Industrial Development Revenue Bonds, Duke Manufacturing Co., Series 2004B, 0.24%[1]	8/7/11	8/7/11	6,000,000	6,000,000
National Geographic School Publishing, Inc. Nts., Series 2006, 0.11%[1]	8/7/11	8/7/11	11,000,000	11,000,000
Newton, KS Economic Development Revenue Bonds, Medical Office Plaza Addition, 0.20%[1]	8/7/11	8/7/11	1,752,000	1,752,000
NJ Healthcare Facilities Finance Authority Revenue Bonds, St. Peter’s University Hospital, Series 2000C, 0.13%[1]	8/7/11	8/7/11	4,795,000	4,795,000
11 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Maturity	Final Legal	Principal
	Date**	Maturity Date***	Amount	Value

Municipal Continued
PA Economic Development Finance Authority, PMF Industries, Inc. Project, Series 2006 A2, 0.16%[1]	8/7/11	8/7/11	$2,330,000	$2,330,000
Polk Cnty., FL Industrial Development Authority Revenue Bonds, Watson Clinic, Series 1999, 0.28%[1]	8/7/11	8/7/11	2,530,000	2,530,000
Porterfield Family Partners LP Bonds, Series 2004, 0.23%[1]	8/7/11	8/7/11	2,500,000	2,500,000
Richmond, VA Redevelopment Authority Bonds, Old Manchester Project, Series 1995B, 0.24%[1]	8/7/11	8/7/11	1,910,000	1,910,000
St. Paul, MN Port Authority Revenue Refunding Bonds, Series 2009-3Z, 0.12%[1]	8/7/11	8/7/11	1,575,000	1,575,000
Sterling, IL Revenue Bonds, Rock River Redevelopment Project, Series 03, 0.23%[1]	8/7/11	8/7/11	3,675,000	3,675,000
Surry Cnty., VA Industrial Development Authority Bonds, Windsor Mill Project, Series 2007, 0.25%[1]	8/7/11	8/7/11	3,495,000	3,495,000
Tuscaloosa Cnty., AL Industrial Development Authority Gulf Opportunity Zone Bonds, Hunt Refining Project, Series 2008B, 0.08%[1]	8/7/11	8/7/11	23,000,000	23,000,000
VA Small Business Finance Authority, WoodFuels Virginia LLC Project, Series 2009A, 0.20%[1]	8/7/11	8/7/11	5,000,000	5,000,000
VA Small Business Finance Authority, WoodFuels Virginia LLC Project, Series 2009B, 0.18%[1]	8/7/11	8/7/11	2,800,000	2,800,000
Walton Cnty. Development Authority Industrial Development Revenue Bonds, Walton Press, Inc., Series 2006, 0.34%[1]	8/7/11	8/7/11	2,800,000	2,800,000
Watson Clinic LLP Nts., Series 1999, 0.26%[1]	8/7/11	8/7/11	7,300,000	7,300,000
Webster Cnty., IA Educational Facilities Revenue Bonds, St. Edmond Project, Series 2000, 0.20%[1]	8/7/11	8/7/11	3,615,000	3,615,000
Westchester Cnty., NY Industrial Development Agency Bonds, The Masters School Civic Facilities Project, Series 02, 0.10%[1]	8/7/11	8/7/11	7,455,000	7,455,000

				226,075,000

Personal Products—2.5%
Reckitt Benckiser Treasury Services plc:
0.35%[2]	11/22/11	11/22/11	12,000,000	11,986,817
0.42%[2]	8/24/11	8/24/11	18,008,000	18,003,168
0.43%[2]	9/1/11	9/1/11	12,000,000	11,995,557
0.44%[2]	10/12/11	10/12/11	10,000,000	9,991,200

				51,976,742

Receivables Finance—14.3%
Alpine Securitization Corp.:
0.13%	8/9/11	8/9/11	33,100,000	33,099,044
0.20%	8/1/11	8/1/11	50,000,000	50,000,000
Barton Capital Corp., 0.30%[2]	8/1/11	8/1/11	72,000,000	72,000,000
Fairway Finance Corp., 0.18%[2]	8/10/11	8/10/11	12,000,000	11,999,460
Gemini Securitization Corp., 0.25%[2]	8/1/11	8/1/11	50,000,000	50,000,000
12 | OPPENHEIMER MONEY MARKET FUND, INC.

	Maturity	Final Legal	Principal
	Date**	Maturity Date***	Amount	Value

Receivables Finance Continued
Mont Blanc Capital Corp.:
0.11%[2]	8/1/11	8/1/11	$12,000,000	$12,000,000
0.17%[2]	8/18/11	8/18/11	19,000,000	18,998,475
0.18%[2]	8/22/11	8/22/11	23,000,000	22,997,585
Variable Funding Capital Corp., 0.15%[2]	8/1/11	8/1/11	22,000,000	22,000,000

				293,094,564

Special Purpose Financial—7.1%
Crown Point Capital Co.:
0.25%	9/6/11	9/6/11	11,300,000	11,297,175
0.25%	9/9/11	9/9/11	31,000,000	30,991,604
FCAR Owner Trust II, 0.16%	8/15/11	8/15/11	16,500,000	16,498,973
Lexington Parker Capital Company LLC:
0.25%[2]	9/7/11	9/7/11	39,500,000	39,489,851
0.25%[2]	9/12/11	9/12/11	32,600,000	32,590,492
0.25%[2]	9/15/11	9/15/11	14,500,000	14,495,469

				145,363,564

Total Short-Term Notes (Cost $885,765,157)				885,765,157

U.S. Government Obligations—5.6%
U.S. Treasury Nts.:
0.75%	5/31/12	5/31/12	12,000,000	12,045,931
1.00%	4/30/12	4/30/12	35,000,000	35,179,757
1.13%	12/15/11	12/15/11	13,000,000	13,037,542
1.38%	2/15/12	2/15/12	20,000,000	20,112,654
1.38%	3/15/12	3/15/12	15,000,000	15,094,551
4.50%	3/31/12	3/31/12	18,000,000	18,497,577

Total U.S. Government Obligations (Cost $113,968,012)				113,968,012
Total Investments, at Value (Cost $2,023,244,287)			98.8%	2,023,244,287
Other Assets Net of Liabilities			1.2	25,512,066

Net Assets			100.0%	$2,048,756,353

Footnotes to Statement of Investments
Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes. ** The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

***	If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $499,775,735 or 24.39% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.
13 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 29, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$549,200,000	$—	$549,200,000
Direct Bank Obligations	—	474,311,118	—	474,311,118
Short-Term Notes	—	885,765,157	—	885,765,157
U.S. Government Obligations	—	113,968,012	—	113,968,012

Total Assets	$—	$2,023,244,287	$—	$2,023,244,287

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements
14 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES July 29, 20111

Assets
Investments, at value (cost $2,023,244,287)—see accompanying statement of investments	$2,023,244,287
Cash	61,274
Receivables and other assets:
Shares of capital stock sold	22,997,104
Investments sold	10,243,750
Interest	814,897
Other	247,031

Total assets	2,057,608,343

Liabilities
Payables and other liabilities:
Shares of capital stock redeemed	7,917,713
Directors’ compensation	411,296
Transfer and shareholder servicing agent fees	280,821
Shareholder communications	163,584
Dividends	7,125
Other	71,451

Total liabilities	8,851,990

Net Assets	$2,048,756,353

Composition of Net Assets
Par value of shares of capital stock	$204,891,441
Additional paid-in capital	1,844,109,213
Accumulated net investment loss	(256,694)
Accumulated net realized gain on investments	12,393

Net Assets	$2,048,756,353

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,875,840,627 and 1,875,983,403 shares of capital stock outstanding)	$1.00
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $172,915,726 and 172,931,002 shares of capital stock outstanding)	$1.00

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended July 29, 20111

Investment Income
Interest	$6,767,600
Other income	130,449

Total investment income	6,898,049

Expenses
Management fees	8,577,059
Transfer and shareholder servicing agent fees:
Class A	3,958,251
Class Y	17,561
Shareholder communications:
Class A	487,386
Class Y	1,762
Directors’ compensation	46,165
Custodian fees and expenses	24,495
Administration service fees	1,500
Other	141,964

Total expenses	13,256,143
Less waivers and reimbursements of expenses	(6,543,549)

Net expenses	6,712,594

Net Investment Income	185,455

Net Realized Gain on Investments	15,636

Net Increase in Net Assets Resulting from Operations	$201,091

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 29, 2011[1]	July 30, 2010[1]

Operations
Net investment income	$185,455	$74,150
Net realized gain	15,636	66,623

Net increase in net assets resulting from operations	201,091	140,773

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(199,006)	(324,534)
Class Y	(19,382)	(42,607)

	(218,388)	(367,141)
Distributions from net realized gain:
Class A	—	(70,117)
Class Y	—	(9,205)

	—	(79,322)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions:
Class A	(115,367,109)	(417,767,366)
Class Y	(34,546,239)	(10,904,866)

	(149,913,348)	(428,672,232)

Net Assets
Total decrease	(149,930,645)	(428,977,922)
Beginning of period	2,198,686,998	2,627,664,920

End of period (including accumulated net investment loss of $256,694 and $246,132, respectively)	$2,048,756,353	$2,198,686,998

1.	July 29, 2011 and July 30, 2010 represents the last business day of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS

	July 29,		July 30,		July 31,	July 31,	July 31,
Class A Year Ended	2011[1]		2010[1]		2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[2]	—	[3]	—	[3]	.01	.04	.05
Net realized gain	—	[3]	—	[3]	— [3]	— [3]	—

Total from investment operations	—	[3]	—	[3]	.01	.04	.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	—	[3]	(.01)	(.04)	(.05)
Distributions from net realized gain	—		—	[3]	— [3]	—	— [3]

Total dividends and/or distributions to shareholders	—	[3]	—	[3]	(.01)	(.04)	(.05)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return[4]	0.01%		0.02%		1.20%	3.75%	4.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,875,840		$1,991,224		$2,409,280	$2,199,582	$1,721,631

Average net assets (in thousands)	$1,917,260		$2,145,249		$2,519,525	$2,030,992	$1,592,926

Ratios to average net assets:[5]
Net investment income	0.01%		0.00%[6]		1.16%	3.61%	4.76%
Total expenses	0.65%		0.66%		0.63%	0.60%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.32%		0.37%		0.62%	0.60%	0.65%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Less than 0.005%.
See accompanying Notes to Financial Statements.
18 | OPPENHEIMER MONEY MARKET FUND, INC.

	July 29,		July 30,		July 31,	July 31,	July 31,
Class Y Year Ended	2011[1]		2010[1]		2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[2]	—	[3]	—	[3]	.01	.04	.05
Net realized gain	—	[3]	—	[3]	— [3]	— [3]	—

Total from investment operations	—	[3]	—	[3]	.01	.04	.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	—	[3]	(.01)	(.04)	(.05)
Distributions from net realized gain	—		—	[3]	— [3]	—	— [3]

Total dividends and/or distributions to shareholders	—	[3]	—	[3]	(.01)	(.04)	(.05)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return[4]	0.01%		0.02%		1.33%	3.91%	5.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$172,916		$207,463		$218,385	$248,916	$296,952

Average net assets (in thousands)	$169,502		$214,938		$175,137	$275,465	$433,570

Ratios to average net assets:[5]
Net investment income	0.01%		0.01%		1.30%	3.92%	4.97%
Total expenses	0.43%		0.46%		0.48%	0.44%	0.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.31%		0.35%		0.48%	0.44%	0.43%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
19 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Money Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A and Class Y shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class Y shares are sold to certain institutional investors without a front-end sales charge, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Annual Periods. Since July 29, 2011 and July 30, 2010 represent the last days during the Fund’s respective 2011 and 2010 fiscal years on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through those dates to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions. For tax purposes, income and expenses are included through July 31, 2011, the last day of the Fund’s fiscal year end.
Securities Valuation. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Directors.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its
20 | OPPENHEIMER MONEY MARKET FUND, INC.

internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net	Undistributed	Accumulated Loss
Investment Income	Long-Term Gains	Carryforward[1,2]

$12,393	$—	$—

1.	During the fiscal year ended July 29, 2011, the Fund did not utilize any capital loss carryforwards.

2.	During the fiscal year ended July 30, 2010, the Fund did not utilize any capital loss carryforwards.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
21 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for July 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction to
	to Accumulated	Accumulated Net
Increase to	Net Investment	Realized Gain
Paid-in Capital	Loss	on Investments

$1,294	$22,371	$23,665
The tax character of distributions paid during the years ended July 31, 2011 and July 30, 2010 was as follows:

	Year Ended	Year Ended
	July 31, 2011	July 30, 2010

Distributions paid from:
Ordinary income	$218,388	$446,463
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Directors’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent directors as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 29, 2011, the Fund’s projected benefit obligations, payments to retired directors and accumulated liability were as follows:

Projected Benefit Obligations Increased	$9,225
Payments Made to Retired Directors	29,779
Accumulated Liability as of July 29, 2011	232,461
The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining
22 | OPPENHEIMER MONEY MARKET FUND, INC .

the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
23 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 7 billion shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended July 29, 2010		Year Ended July 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	1,507,652,483	$1,507,652,483	1,361,313,789	$1,361,313,789
Dividends and/or distributions reinvested	192,309	192,309	382,300	382,300
Redeemed	(1,623,211,901)	(1,623,211,901)	(1,779,463,455)	(1,779,463,455)

Net decrease	(115,367,109)	$(115,367,109)	(417,767,366)	$(417,767,366)

Class Y
Sold	106,369,530	$106,369,530	138,959,572	$138,959,572
Dividends and/or distributions reinvested	17,847	17,847	40,188	40,188
Redeemed	(140,933,616)	(140,933,616)	(149,904,626)	(149,904,626)

Net decrease	(34,546,239)	$(34,546,239)	(10,904,866)	$(10,904,866)

3. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Next $1.5 billion	0.375
Over $3 billion	0.350
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 29, 2011, the Fund paid $4,091,830 to OFS for services to the Fund.
24 |  OPPENHEIMER MONEY MARKET FUND, INC.

     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Sales Charges. Contingent deferred sales charges (CDSC) do not represent an expense of the Fund. They are deducted from the proceeds of redemptions of Fund shares prior to remittance. The CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

Class A Contingent Deferred Sales
Year Ended	Charges Retained by Distributor

July 29, 2011	$115,839
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse Fund expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. As a result, for the year ended July 29, 2011, the Manager waived fees and/or reimbursed the Fund $6,344,420 and $199,129 for Class A and Class Y shares, respectively. There is no guarantee that the Fund will maintain a positive yield.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% for Class A shares and 0.10% for Class Y shares of average annual net assets.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
4. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
25 |  OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
4. Pending Litigation Continued
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent
26 | OPPENHEIMER MONEY MARKET FUND, INC.

the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
27 | OPPENHEIMER MONEY MARKET FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Oppenheimer Money Market Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Market Fund, Inc., including the statement of investments, as of July 29, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Market Fund, Inc. as of July 29, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 20, 2011
28 | OPPENHEIMER MONEY MARKET FUND, INC.

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 29, 2011 are qualified dividend income or eligible for the corporate dividend-received deduction.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 29, 2011, the maximum amount allowable but not less than $195,766 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $15,636 or 100% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
29 | OPPENHEIMER MONEY MARKET FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
30 | OPPENHEIMER MONEY MARKET FUND, INC.

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an annual term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Directors (since 2007), Director (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Director (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and invest- ment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995- 2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
31 |  OPPENHEIMER MONEY MARKET FUND, INC.

DIRECTORS AND OFFICERS Unaudited / Continued

Matthew P. Fink, Director (since 2005) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Director (since 2002) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Director (since 2004) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Director (since 2002) Age: 59	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Director (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non- profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company,
32 | OPPENHEIMER MONEY MARKET FUND, INC.

Mary Ann Tynan, Continued	LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Director (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Director (since 2005) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Proctor, Vandehey, Wixted and Ms. Wolf, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Carol E. Wolf, Vice President and Portfolio Manager (since 1998) Age: 59	Senior Vice President of the Manager (since June 2000) and of HarbourView Asset Management Corporation (since June 2003); Vice President of the Manager (June 1990-June 2000). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Christopher Proctor, Vice President and Portfolio Manager (since 2010) Age: 43	Vice President of the Manager (since August 2008) and a Senior Analyst in the Money Market Fund Group responsible for leading the money market research team. A CFA and CTP with 20 years of credit research, trading and portfolio management experience in the money fund industry. Prior to joining the Manager, a Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002), where he managed over $15 billion in institutional and retail money market products. A Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007) and a Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.
33 | OPPENHEIMER MONEY MARKET FUND, INC.

DIRECTORS AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
34 |  OPPENHEIMER MONEY MARKET FUND, INC.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company sub- sidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request, by calling 1.800.525.7048.
35 | OPPENHEIMER MONEY MARKET FUND, INC.

OPPENHEIMER MONEY MARKET FUND, INC.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
36 | OPPENHEIMER MONEY MARKET FUND, INC.

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
37 | OPPENHEIMER MONEY MARKET FUND, INC.

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
38 |  OPPENHEIMER MONEY MARKET FUND, INC.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $23,100 in fiscal 2011 and $25,900 in fiscal 2010.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $168,500 in fiscal 2011 and $285,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, custody examination and professional services for the capital accumulation plan and FIN45.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $725 in fiscal 2011 and $7,032 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $169,225 in fiscal 2011 and $292,932 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/29/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Money Market Fund, Inc.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	9/13/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	9/13/2011

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date:	9/13/2011